                                                                    EXHIBIT 10.2

                                                                  EXECUTION COPY

          AMENDMENT No. 1, dated as of July 10, 2001 ("Amendment"), to the Credit Agreement dated as of May 11, 1999 (as amended and restated as of April 27, 2001, the "Credit Agreement"), by and among TRIAD HOSPITALS, INC., a Delaware corporation (the "Borrower"), the Lenders party thereto, MERRILL LYNCH & CO., as Syndication Agent (the "Syndication Agent"), BANK OF AMERICA, N.A., as Administrative Agent (the "Administrative Agent"), MERRILL LYNCH & CO. and BANC OF AMERICA SECURITIES LLC, as Co-Lead Arrangers and Co-Book-Runners and THE CHASE MANHATTAN BANK and CITICORP USA, INC. as Co-Documentation Agents (together, with the Syndication and Administrative Agents, the "Agents"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

           WHEREAS, the Borrower owns certain unimproved real properties (the "Real Property") encumbered by mortgages (such holder thereof, the "Real Property Mortgagee");

           WHEREAS, the Borrower (the "Ground Lessor") from time to time leases such Real Property to third parties (the "Development Lessee") that may improve such Real Property by constructing buildings, including but not limited to medical office buildings (the "Development");

           WHEREAS, such Development Lessees from time to time require financing in connection with the Development of the Real Property (the "Development Financing");

           WHEREAS, the conditions to such Development Financing may require the respective Real Property Mortgagee to deliver subordination and non-disturbance agreements to the Ground Lessor, the Development Lessee and/or the Development Financing lender(s);

           WHEREAS, the consent of the Required Lenders is necessary to effect this Amendment;

           NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  SECTION ONE - AMENDMENT TO CREDIT AGREEMENT.
                  -----------   -----------------------------

          (a) The definition of "Permitted Liens" is hereby amended by deleting clause (x) therein in its entirety and substituting the follow clause in lieu thereof:

          "(x) leases or subleases granted to others not interfering in any material respect with the business of any member of the Consolidated Group, including without limitation, leases of unimproved real property encumbered by a Mortgage on which real property the lessee may make improvements (and upon the request of the Borrower, the Administrative Agent shall (or shall direct the mortgagee of the applicable Mortgage to), on behalf of the Lenders, execute and deliver to the Borrower (and the applicable lessee and any lender to such lessee in connection with any leasehold financing) a subordination and non-disturbance agreement (or similar agreement) in form and substance reasonably satisfactory to the Administrative Agent);"

                          SECTION TWO - EFFECTIVENESS.
                          -----------   -------------

          This Amendment shall become effective only upon satisfaction of the following conditions precedent:

          (a) The Administrative Agent shall have received duly executed counterparts of this Amendment which, when taken together, bear the authorized signatures of the Borrower, each of the Guarantors and the Required Lenders.

          (b) All corporate and other proceedings taken or to be taken in connection with this Amendment and all documents incidental thereto, whether or not referred to herein, shall be satisfactory in form and substance to each of the Required Lenders and their counsel.

          (c) All attorneys' fees and expenses incurred in connection with this transaction have been paid in full in cash.

                 SECTION THREE - REPRESENTATIONS AND WARRANTIES
                 -------------   ------------------------------

          In order to induce the Lenders to enter into this Amendment, the Borrower and each Guarantor represent and warrant to the Administrative Agent and each of the Lenders that after giving effect to this Amendment, (i) no Default or Event of Default has occurred and is continuing; and (ii) all of the representations and warranties in the Credit Agreement, after giving effect to this Amendment, are true, correct and accurate in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that changes in the facts and conditions on which such representations and warranties are based are required or permitted under the Credit Agreement. The Borrower and each Guarantor further represent and warrant (which representations and warranties shall survive the execution and delivery hereof) to the Administrative Agent and each Lender that:

          (a) The Borrower and each Guarantor have the corporate power and authority to execute, deliver and perform this Amendment and have taken all corporate actions necessary to authorize the execution, delivery and performance of this Amendment; and

          (b) This Amendment has been duly executed and delivered on behalf of the Borrower and each Guarantor by a duly authorized officer or attorney-in-fact of the Borrower and each Guarantor, respectively.

                         SECTION FOUR - MISCELLANEOUS.
                         ------------   -------------

          (a) Except as herein expressly amended, the Credit Agreement and all other agreements, documents, instruments and certificates executed in connection therewith, except as otherwise provided herein, are ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

          (b) This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

          (c) THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          (d) This Amendment shall not constitute a consent or waiver to or modification of any other provision, term or condition of the Credit Agreement or any other Credit Document. All terms, provisions, covenants, representations, warranties, agreements and conditions contained in the Credit Agreement, as amended hereby, and the other Credit Documents shall remain in full force and effect.

                            [Signature Pages Follow]

           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                              TRIAD HOSPITALS, INC.,

                              as Borrower

                              By: /s/ Donald Fay
                                  ----------------------------------------------
                                  Name:   Donald Fay
                                  Title:  Executive Vice President and
                                       General Counsel

ACKNOWLEDGED AND ACCEPTED BY:
----------------------------

GUARANTOR:                    ARIZONA ASC MANAGEMENT, INC.
                              CRESTWOOD HOSPITAL & NURSING HOME, INC.
                              CRESTWOOD HOSPITAL HOLDINGS, INC.
                              DAY SURGERY, INC.
                              MEDICAL HOLDINGS, INC.
                              MEDICAL MANAGEMENT, INC.
                              PACIFIC GROUP ASC DIVISION, INC.
                              SOUTH ALABAMA MANAGED CARE CONTRACTING, INC.
                              SOUTH ALABAMA MEDICAL MANAGEMENT SERVICES, INC.
                              SOUTH ALABAMA PHYSICIAN SERVICES, INC.
                              SPROCKET MEDICAL MANAGEMENT, INC.
                              SURGICARE OF INDEPENDENCE, INC.
                              SURGICARE OF SAN LEANDRO, INC.
                              SURGICARE OF VICTORIA, INC.
                              SURGICARE OUTPATIENT CENTER OF LAKE CHARLES, INC.
                              SURGICENTER OF JOHNSON COUNTY, INC.
                              SURGICENTERS OF AMERICA, INC.
                              TRIAD EL DORADO, INC.
                              TRIAD HOLDINGS III, INC.
                              TRIAD OF ARIZONA (L.P.), INC.
                              TRIAD OF PHOENIX, INC.
                              TRIAD RC, INC.
                              TRIAD-ARIZONA I, INC.
                              TRIAD-SOUTH TULSA HOSPITAL COMPANY, INC.

                              By: /s/ Donald Fay
                                  ----------------------------------------------
                                  Name:   Donald P. Fay
                                  Title:  Executive Vice President and
                                          Secretary

GUARANTOR:                    CAROLINAS MEDICAL ALLIANCE, INC.
                              FRANKFORT HEALTH PARTNER, INC.
                              GADSDEN REGIONAL PRIMARY CARE, INC.
                              NC-CSH, INC.
                              NC-DSH, INC.
                              NC-SCHI, INC.
                              QHG GEORGIA HOLDINGS, INC.
                              QHG OF ALABAMA, INC.
                              QHG OF BARBERTON, INC.
                              QHG OF BATON ROUGE, INC.
                              QHG OF BLUFFTON, INC.
                              QHG OF CLINTON COUNTY, INC.
                              QHG OF ENTERPRISE, INC.
                              QHG OF FORREST COUNTY, INC.
                              QHG OF FORT WAYNE, INC.
                              QHG OF GADSDEN, INC.
                              QHG OF HATTIESBURG, INC.
                              QHG OF INDIANA, INC.
                              QHG OF JACKSONVILLE, INC.
                              QHG OF LAKE CITY, INC.
                              QHG OF MASSILLON, INC.
                              QHG OF OHIO, INC.
                              QHG OF SOUTH CAROLINA, INC.
                              QHG OF SPARTANBURG, INC.
                              QHG OF SPRINGDALE, INC.
                              QHG OF TEXAS, INC.
                              QHG OF WARSAW, INC.
                              QUORUM HEALTH GROUP OF VICKSBURG, INC.
                              SOFTWARE SALES CORP.
                              ST. JOSEPH MEDICAL GROUP, INC.
                              WESLEY HEALTHTRUST, INC.

                              By: /s/ Donald Fay
                                  ----------------------------------------------
                                  Name:   Donald P. Fay
                                  Title:  Executive Vice President and
                                          Secretary

GUARANTOR:                    ALICE HOSPITAL, LLC
                              ALICE SURGEONS, LLC

                              By:  APS Medical, LLC, its Sole Member

                                  By:  /s/ Donald Fay
                                       -----------------------------------------
                                       Name:   Donald P. Fay
                                       Title:  Executive Vice President and
                                               Manager

GUARANTOR:                    E.D. CLINICS, LLC
                              EL DORADO MEDICAL CENTER, LLC

                              By:  Arizona Medco, LLC, its Sole Member

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Manager

GUARANTOR:                    BEAUMONT REGIONAL, LLC
                              HOSPITAL OF BEAUMONT, LLC

                              By:  Beauco, LLC, its Sole Member

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Manager

GUARANTOR:                    BRAZOS VALLEY SURGICAL CENTER, LLC
                              BVSC, LLC

                              By:  Brazos Medco, LLC, its Sole Member

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Manager

GUARANTOR:                    COLLEGE STATION MEDICAL CENTER, LLC
                              CSMC, LLC

                              By:  College Station Merger, LLC, its Sole
                                   Member

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Manager

GUARANTOR:                    CORONADO HOSPITAL, LLC
                              PAMPA MEDICAL CENTER, LLC

                              By:  Coronado Medical, LLC, its Sole Member

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Manager

GUARANTOR:                    TRIAD DEQUEEN REGIONAL MEDICAL CENTER, LLC

                              By:  DeQueen Regional I, LLC, its Sole Member

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Manager

GUARANTOR:                    HOBBS PHYSICIAN PRACTICE, LLC
                              LEA REGIONAL HOSPITAL, LLC

                              By:  Hobbs Medco, LLC, its Sole Member

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Manager

GUARANTOR:                    LRH, LLC
                              REGIONAL HOSPITAL OF LONGVIEW, LLC

                              By:  Longview Merger, LLC, its Sole Member

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Manager

GUARANTOR:                    DOCTORS MEDICAL CENTER, LLC
                              DOCTORS OF LAREDO, LLC

                              By:  Mid-Plains, LLC, its Sole Member

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Manager

GUARANTOR:                    WILLIAMETTE VALLEY CLINICS, LLC
                              WILLIAMETTE VALLEY MEDICAL CENTER, LLC

                              By:  Oregon Healthcorp, LLC, its Sole Member

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Manager

GUARANTOR:                    BLUFFTON HEALTH SYSTEM LLC

                              By:  QHG of Bluffton, Inc., its Member

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Secretary

                              By:  Frankfort Health Partner, Inc., its Member

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Secretary

GUARANTOR:                    ST. JOSEPH HEALTH SYSTEM LLC

                              By:  QHG of Fort Wayne, Inc., its Member

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Secretary

                              By:  Frankfort Health Partner, Inc., its Member

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Secretary

GUARANTOR:                    WESLEY HEALTH SYSTEM LLC

                              By:  QHG of Hattiesburg, Inc., its Member

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Secretary

                              By:  QHG of Forrest County, Inc., its Member

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Secretary

GUARANTOR:                    WARSAW HEALTH SYSTEM LLC

                              By:  QHG Warsaw, Inc., its Member

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Secretary

                              By:  Frankfort Health Partner, Inc., its Member

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Secretary

GUARANTOR:                    SACMC, LLC
                              SAN ANGELO COMMUNITY MEDICAL CENTER, LLC

                              By:  San Angelo Medical, LLC, its Sole Member

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Manager

GUARANTOR:                    SAN LEANDRO MEDICAL CENTER, LLC
                              SLH, LLC

                              By:  San Leandro, LLC, its Sole Member

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Manager

GUARANTOR:                    PALM DRIVE MEDICAL CENTER, LLC
                              PDMC, LLC

                              By:  Sebastopol, LLC, its Sole Member

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Manager

GUARANTOR:                    SDH, LLC

                              By:  Silsbee Texas, LLC, its Sole Member

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Manager

GUARANTOR:                    BROWNWOOD MEDICAL CENTER, LLC
                              MEDICAL CENTER OF BROWNWOOD, LLC

                              By:  Southern Texas Medical Center, LLC,
                                   its Sole Member

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Manager

GUARANTOR:                    PACIFIC PHYSICIANS SERVICE, LLC

                              By:  Sprocket Medical Management, Inc.,
                                   its Sole Member

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Manager

GUARANTOR:                    CLAREMORE PHYSICIANS, LLC
                              CLAREMORE REGIONAL HOSPITAL, LLC
                              CLINICO, LLC
                              HDP DEQUEEN, LLC
                              IRHC, LLC (F/K/A INDEPENDENCE REGIONAL HEALTH
                                 CENTER, LLC)
                              KENSINGCARE, LLC
                              MEDICAL PARK HOSPITAL, LLC
                              MEDICAL PARK MSO, LLC
                              PHYS-MED, LLC
                              PRIMARY MEDICAL, LLC
                              SOUTH ARKANSAS CLINIC, LLC
                              TRIAD CSGP, LLC
                              TROSCO, LLC
                              TRUFOR PHARMACY, LLC
                              WAGONER COMMUNITY HOSPITAL, LLC
                              WOMEN & CHILDREN'S HOSPITAL, LLC

                              By:  Triad Holdings II, LLC, its Sole Member

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Manager

GUARANTOR:                    AMARILLO SURGICARE I, LLC
                              ARIZONA DH, LLC
                              CSDS, LLC
                              GRB REAL ESTATE, LLC
                              GREENBRIER VMC, LLC
                              HIH, LLC
                              LS PSYCHIATRIC, LLC
                              MISSOURI HEALTHSERV, LLC
                              SURGICARE OF SOUTHEAST TEXAS I, LLC
                              TRIAD-DENTON HOSPITAL GP, LLC
                              VFARC, LLC
                              VHC HOLDINGS, LLC
                              VHC MEDICAL, LLC
                              VMF MEDICAL, LLC
                              WEST VIRGINIA MS, LLC
                              WHMC, LLC
                              WM MEDICAL, LLC
                              WOODLAND HEIGHTS MEDICAL CENTER, LLC

                              By:  Triad Holdings III, Inc., its Sole Member

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Secretary

GUARANTOR:                    APS MEDICAL, LLC
                              ARIZONA MEDCO, LLC
                              BEAUCO, LLC
                              BRAZOS MEDCO, LLC
                              CARLSBAD MEDICAL CENTER, LLC
                              COLLEGE STATION MERGER, LLC
                              CORONADO MEDICAL, LLC
                              DALLAS PHY SERVICE, LLC
                              DFW PHYSERV, LLC
                              DOUGLAS MEDICAL CENTER, LLC
                              EYE INSTITUTE OF SOUTHERN ARIZONA, LLC
                              GH TEXAS, LLC
                              GHC HOSPITAL, LLC
                              GHC HUNTINGTON BEACH, LLC
                              HDP WOODLAND PROPERTY, LLC
                              HDPWH, LLC
                              HEALDSBURG OF CALIFORNIA, LLC
                              HOBBS MEDCO, LLC
                              HUNTINGTON BEACH AMDECO, LLC
                              LAS CRUCES MEDICAL CENTER, LLC
                              LONGVIEW MERGER, LLC
                              MEMORIAL HOSPITAL, LLC
                              MID-PLAINS, LLC
                              MISSION BAY MEMORIAL HOSPITAL, LLC
                              NORTHWEST HOSPITAL, LLC
                              NORTHWEST RANCHO VISTOSO IMAGING SERVICES, LLC
                              OPRMC, LLC (F/K/A OVERLAND PARK REGIONAL MEDICAL
                                 CENTER, LLC)
                              OREGON HEALTHCORP, LLC
                              PACIFIC WEST DIVISION OFFICE, LLC

                              By:  Triad Hospitals Holdings, Inc.,
                                   its Sole Member

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Secretary

                              PANHANDLE MEDICAL CENTER, LLC
                              PANHANDLE PROPERTY, LLC
                              PANHANDLE, LLC
                              PECOS VALLEY OF NEW MEXICO, LLC
                              PHOENIX AMDECO, LLC
                              PHOENIX SURGICAL, LLC
                              PSYCHIATRIC SERVICES OF PARADISE VALLEY, LLC
                              SAN ANGELO MEDICAL, LLC
                              SAN LEANDRO, LLC
                              SEBASTOPOL, LLC
                              SILSBEE TEXAS, LLC
                              SOUTHERN TEXAS MEDICAL CENTER, LLC
                              TRIAD CSLP, LLC
                              TRIAD HOLDINGS II, LLC
                              TRIAD TEXAS, LLC
                              TRIAD-MEDICAL CENTER AT TERRELL SUBSIDIARY, LLC TRIAD-NAVARRO REGIONAL HOSPITAL SUBSIDIARY, LLC WEST ANAHEIM, LLC
                              WHARTON MEDCO, LLC

                              By:  Triad Hospitals Holdings, Inc.,
                                   its Sole Member

                                   By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Secretary

GUARANTOR:                    MEDICAL CENTER AT TERRELL, LLC
                              TERRELL MEDICAL CENTER, LLC

                              By: Triad-Medical Center at Terrell Subsidiary, LLC, its Sole Member

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Manager

GUARANTOR:                    NAVARRO REGIONAL, LLC
                              NRH, LLC

                              By:  Triad-Navarro Regional Hospital
                                   Subsidiary, LLC, its Sole Member

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Manager

GUARANTOR:                    SOUTHCREST, L.L.C.

                              By: Triad-South Tulsa Hospital Company, Inc., its Sole Member

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Secretary

GUARANTOR:                    DETAR HOSPITAL, LLC
                              VICTORIA HOSPITAL, LLC

                              By:  VHC Medical, LLC, its Sole Member

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Manager

GUARANTOR:                    WAMC, LLC
                              WEST ANAHEIM MEDICAL CENTER, LLC

                              By:  West Anaheim, LLC, its Sole Member

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Manager

GUARANTOR:                    GCMC, LLC
                              GULF COAST MEDICAL CENTER, LLC

                              By:  Wharton Medco, LLC, its Sole Member

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Manager

GUARANTOR:                    LAKE AREA PHYSICIAN SERVICES, L.L.C.

                              By:  Women & Children Hospital, LLC,
                                   its Sole Member

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Manager

GUARANTOR:                    AMERICAN HEALTH FACILITIES
                                DEVELOPMENT, LLC
                              QHR INTERNATIONAL, LLC
                              THE INTENSIVE RESOURCE GROUP, LLC

                              By:  Quorum Health Resources, LLC,
                                   its Sole Member

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Manager

GUARANTOR:                    CLINTON COUNTY HEALTH SYSTEM LLC

                              By:  QHG of Clinton County, Inc., its Member

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Secretary

                              By:  Frankfort Health Partner, Inc., its Member

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Secretary

GUARANTOR:                    DEQUEEN REGIONAL I, LLC
                              NORTH ANAHEIM SURGICARE, LLC

                              By:  Triad Holdings III, Inc., its Sole Member

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Secretary

GUARANTOR:                    HATTIESBURG AMBULATORY SURGERY CENTER, LLC

                              By:  Wesley Health System LLC, its Member

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Manager

                              By:  QHG of Forrest County, Inc., its Member

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Secretary

GUARANTOR:                    MEDICAL CENTER OF SHERMAN, LLC
                              SHERMAN MEDICAL CENTER, LLC

                              By:  Triad-Medical Center of Sherman, LLC,
                                   its Sole Member

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Manager

GUARANTOR:                    PROCURE SOLUTIONS, LLC

                              By:  Quorum Health Group, Inc.,
                                   its Sole Member

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Secretary

GUARANTOR:                    QUORUM HEALTH RESOURCES, LLC

                              By:  Quorum Health Group, Inc.,
                                   its Sole Member

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Secretary

GUARANTOR:                    SILSBEE MEDICAL CENTER, LLC

                              By:  Silsbee Texas, LLC, its Sole Member

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Manager

GUARANTOR:                    SURGICAL CENTER OF AMARILLO, LLC
                              TRIAD-NAVARRO REGIONAL HOSPITAL
                                SUBSIDIARY, LLC

                              By:  Triad Hospital Holdings, Inc.,
                                   its Sole Member

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Secretary

          IN WITNESS WHEREOF, each of the following parties hereto has caused a counterpart of this Guaranty Agreement to be duly executed and delivered by their duly authorized officers as of the date first above written.

GUARANTOR:                    PHYSICIANS AND SURGEONS HOSPITAL
                                OF ALICE, L.P.

                              By:  Alice Hospital, LLC, its General Partner

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Manager

GUARANTOR:                    BEAUMONT MEDICAL CENTER, L.P.

                              By:  Beaumont Regional, LLC,
                                   its General Partner

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Manager

GUARANTOR:                    BRAZOS VALLEY OF TEXAS, L.P.

                              By:  Brazos Valley Surgical Center, LLC,
                                   its General Partner

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Manager

GUARANTOR:                    BROWNWOOD HOSPITAL, L.P.

                              By:  Brownwood Medical Center, LLC,
                                   its General Partner

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Manager

GUARANTOR:                    COLLEGE STATION HOSPITAL, L.P.

                              By:  College Station Medical Center, LLC,
                                   its General Partner

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Manager

GUARANTOR:                    CRESTWOOD HEALTHCARE, L.P.

                              By: Crestwood Hospital & Nursing Home, Inc., its General Partner

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Secretary

GUARANTOR:                    VICTORIA OF TEXAS, L.P.

                              By:  DeTar Hospital, LLC,
                                   its General Partner

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Manager

GUARANTOR:                    LAREDO HOSPITAL, L.P

                              By:  Doctors of Laredo, LLC,
                                   its General Partner

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Manager

GUARANTOR:                    DALLAS PHYSICIAN PRACTICE, L.P

                              By:  DPW Physerv, LLC,
                                   its General Partner

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Manager

GUARANTOR:                    GULF COAST HOSPITAL, L.P.

                              By:  Gulf Coast Medical Center, LLC,
                                   its General Partner

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Manager

GUARANTOR:                    HDP WOODLAND HEIGHTS, L.P.

                              By:  HDP Woodland Property, LLC,
                                   its General Partner

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Manager

GUARANTOR:                    SAN DIEGO HOSPITAL, L.P.

                              By:  Mission Bay Memorial Hospital, LLC,
                                   its General Partner

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Manager

GUARANTOR:                    NAVARRO HOSPITAL, L.P.

                              By:  Navarro Regional, LLC,
                                   its General Partner

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Manager

GUARANTOR:                    PALM DRIVE HOSPITAL, L.P.

                              By:  Palm Drive Medical Center, LLC,
                                   its General Partner

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Manager

GUARANTOR:                    PAMPA HOSPITAL, L.P.

                              By:  Pampa Medical Center, LLC,
                                   its General Partner

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Manager

GUARANTOR:                    PANHANDLE SURGICAL HOSPITAL, L.P.

                              By:  Panhandle Medical Center, LLC,
                                   its General Partner

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Manager

GUARANTOR:                    MCI PANHANDLE SURGICAL, L.P.

                              By:  Panhandle Property, LLC,
                                   its General Partner

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Manager

GUARANTOR:                    QHG GEORGIA, LP

                              By:  QHG Georgia Holdings, Inc.,
                                   its General Partner

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Secretary

GUARANTOR:                    REHAB HOSPITAL OF FORT WAYNE
                                GENERAL PARTNERSHIP

                              By:  QHG of Fort Wayne, Inc.,
                                   its General Partner

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Secretary

GUARANTOR:                    IOM HEALTH SYSTEM, L.P.

                              By:  QHG of Indiana, Inc.,
                                   its General Partner

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Secretary

GUARANTOR:                    LONGVIEW MEDICAL CENTER, L.P.

                              By:  Regional Hospital of Longview, LLC,
                                   its General Partner

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Manager

GUARANTOR:                    SAN ANGELO HOSPITAL, L.P.

                              By:  San Angelo Community Medical Center,
                                    LLC, its General Partner

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Manager

GUARANTOR:                    SAN LEANDRO HOSPITAL, L.P.

                              By:  San Leandro Medical Center, LLC,
                                   its General Partner

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Manager

GUARANTOR:                    SILSBEE DOCTORS HOSPITAL, L.P.

                              By:  Silsbee Medical Center, LLC,
                                   its General Partner

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Manager

GUARANTOR:                    TERRELL HOSPITAL, L.P.

                              By:  Terrell Medical Center, LLC,
                                   its General Partner

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Manager

GUARANTOR:                    TRIAD CORPORATE SERVICES, LIMITED
                                 PARTNERSHIP

                              By:  Triad CSGP, LLC,
                                   its General Partner

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Manager

GUARANTOR:                    TRIAD HEALTHCARE SYSTEM OF
                                 PHOENIX, LIMITED PARTNERSHIP

                              By:  Triad of Phoenix, Inc.,
                                   its General Partner

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Secretary

GUARANTOR:                    PACIFIC EAST DIVISION OFFICE, L.P.

                              By:  Triad Texas, LLC,
                                   its General Partner

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Manager

GUARANTOR:                    TRIAD-DENTON HOSPITAL, L.P.

                              By:  Triad-Denton Hospital GP, LLC,
                                   its General Partner

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Manager

GUARANTOR:                    WEST ANAHEIM HOSPITAL, L.P.

                              By:  West Anaheim Medical Center, LLC,
                                   its General Partner

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Manager

GUARANTOR:                    PINEY WOODS HEALTHCARE SYSTEM, L.P.

                              By:  Woodland Heights Medical Center, LLC,
                                   its General Partner

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Manager

GUARANTOR:                    SHERMAN HOSPITAL, L.P.

                              By:  Sherman Medical Center, LLC,
                                   its General Partner

                                  By: /s/ Donald Fay
                                      ------------------------------------------
                                      Name:   Donald P. Fay
                                      Title:  Executive Vice President and
                                              Manager

                              BANK OF AMERICA, N.A.,
                              as Administrative Agent

                              By: /s/ Kevin Wagley
                                  ----------------------------------------------
                                  Name:   Kevin Wagley
                                  Title:  Principal

                              AERIES FINANCE-II LTD.

                              By:  INVESCO Senior Secured Management,
                                   Inc., As Sub-Managing Agent

                              By: /s/ Thomas H.B. Ewald
                                  ----------------------------------------------
                                  Name:  Thomas H.B. Ewald
                                  Title: Authorized Signatory

                              AIM FLOATING RATE FUND

                              By:  INVESCO Senior Secured Management,
                                   Inc., As Attorney in fact

                              By: /s/ Thomas H.B. Ewald
                                  ----------------------------------------------
                                  Name:  Thomas H.B. Ewald
                                  Title: Authorized Signatory

                              AMARA 2 FINANCE, LTD.

                              By:  INVESCO Senior Secured Management,
                                   Inc., As Sub-Advisor

                              By: /s/ Thomas H.B. Ewald
                                  ----------------------------------------------
                                  Name:  Thomas H.B. Ewald
                                  Title: Authorized Signatory

                              AMMC CDO I, LIMITED

                              By:  American Money Management Corp.,
                                   as Collateral Manager

                              By: /s/ David P. Meyer
                                  ----------------------------------------------
                                  Name:  David P. Meyer
                                  Title: Vice President

                              AMMC CDO II, LIMITED

                              By:  American Money Management Corp.,
                                   as Collateral Manager

                              By: /s/ David P. Meyer
                                  ----------------------------------------------
                                  Name:  David P. Meyer
                                  Title: Vice President

                              AVALON CAPITAL LTD. 2

                              By:  INVESCO Senior Secured Management,
                                   Inc., As Portfolio Advisor

                              By: /s/ Thomas H.B. Ewald
                                  ----------------------------------------------
                                  Name:  Thomas H.B. Ewald
                                  Title: Authorized Signatory

                              BANK OF AMERICA, N.A.,
                              individually in its capacity as a Lender

                              By: /s/ Kevin Wagley
                                  ----------------------------------------------
                                  Name:  Kevin Wagley
                                  Title:   Principal

                              SANKATY ADVISORS, INC., as Collateral Manager for
                                 Brant Point CBO 1999-1, LTD., as Term Lender

                              By: /s/ Diane J. Exter
                                  ----------------------------------------------
                                  Name:  Diane J. Exter
                                  Title: Managing Director
                                         Portfolio Manager

                              KZH ING-1 LLC

                              By: /s/ Susan Lee
                                  ----------------------------------------------
                                  Name:  Susan Lee
                                  Title: Authorized Agent

                              KZH ING-2 LLC

                              By: /s/ Susan Lee
                                  ----------------------------------------------
                                  Name:  Susan Lee
                                  Title: Authorized Agent

                              KZH ING-3 LLC

                              By: /s/ Susan Lee
                                  ----------------------------------------------
                                  Name:  Susan Lee
                                  Title: Authorized Agent

                              KZH LANGDALE LLC

                              By: /s/ Susan Lee
                                  ----------------------------------------------
                                  Name:  Susan Lee
                                  Title: Authorized Agent

                              KZH PONDVIEW LLC

                              By: /s/ Susan Lee
                                  ----------------------------------------------
                                  Name:  Susan Lee
                                  Title: Authorized Agent

                              KZH RIVERSIDE LLC

                              By: /s/ Susan Lee
                                  ----------------------------------------------
                                  Name:  Susan Lee
                                  Title: Authorized Agent

                              KZH SHOSHONE LLC

                              By: /s/ Susan Lee
                                  ----------------------------------------------
                                  Name:  Susan Lee
                                  Title: Authorized Agent

                              KZH SOLEIL LLC

                              By: /s/ Susan Lee
                                  ----------------------------------------------
                                  Name:  Susan Lee
                                  Title: Authorized Agent

                              KZH SOLEIL-2 LLC

                              By: /s/ Susan Lee
                                  ----------------------------------------------
                                  Name:  Susan Lee
                                  Title: Authorized Agent

                              KZH STERLING LLC

                              By: /s/ Susan Lee
                                  ----------------------------------------------
                                  Name:  Susan Lee
                                  Title: Authorized Agent

                              KZH WATERSIDE LLC

                              By: /s/ Susan Lee
                                  ----------------------------------------------
                                  Name:  Susan Lee
                                  Title: Authorized Agent

                              LIBERTY-STEIN ROE ADVISOR FLOATING RATE ADVANTAGE FUND

                              By:  Stein Roe & Farnham Incorporated,
                                   as Advisor

                              By: /s/ James R. Fellows
                                  ----------------------------------------------
                                  Name:  James R. Fellows
                                  Title: Sr. Vice President & Portfolio
                                         Manager

                              MERRILL LYNCH CAPITAL CORPORATION, individually in
                                 its capacity as a Lender

                              By: /s/ Carol J. E. Feeley
                                  ----------------------------------------------
                                  Name:  Carol J.E. Feeley
                                  Title: Vice President
                                         Merrill Lynch Capital Corp.

                              MUIRFIELD TRADING LLC

                              By: /s/ Ann E. Morris
                                  ----------------------------------------------
                                  Name:  Ann E. Morris
                                  Title: Assistant Vice President

                              NEW ALLIANCE GLOBAL CDO, LIMITED

                              By:  Alliance Capital Management L.P.,
                                   as Sub-advisor

                              By: Alliance Capital Management Corporation, as General Partner

                              By: /s/ Theresa McCarthy
                                  ----------------------------------------------
                                  Name:  Teresa McCarthy
                                  Title: Vice President

                              MONUMENT CAPITAL LTD., as Assignee

                              By:  Alliance Capital Management L.P.,
                                   as Investment Manager

                              By: Alliance Capital Management Corporation, as General Partner

                              By: /s/ Theresa McCarthy
                                  ----------------------------------------------
                                  Name:  Teresa McCarthy
                                  Title: Vice President

                              NORTHWOODS CAPITAL, LIMITED

                              By:  Angelo, Gordon & Co., L.P.,
                                   as Collateral Manager

                              By: /s/ John W. Fraser
                                  ----------------------------------------------
                                  Name:  John W. Fraser
                                  Title: Managing Director

                              NORTHWOODS CAPITAL III, LIMITED

                              By:  Angelo, Gordon & Co., L.P.,
                                   as Collateral Manager

                              By: /s/ John W. Fraser
                                  ----------------------------------------------
                                  Name:  John W. Fraser
                                  Title: Managing Director

                              OASIS COLLATERALIZED HIGH INCOME PORTFOLIO-1, LTD.

                              By:  INVESCO Senior Secured Management,
                                     Inc., As Subadvisor

                              By: /s/ Thomas H.B. Ewald
                                  ----------------------------------------------
                                  Name:  Thomas H.B. Ewald
                                  Title: Authorized Signatory

                              BANK OF OKLAHOMA, as Lender

                              By: /s/ Heather E. Williams
                                  ----------------------------------------------
                                  Name:  Heather E. Williams
                                  Title: Commercial Lending Officer

                              OLYMPIC FUNDING TRUST SERIES 1999-1,
                                as Lender

                              By: /s/ Ann E. Morris
                                  ----------------------------------------------
                                  Name:  Ann E. Morris
                                  Title: Authorized Agent

                              OPPENHEIMER SENIOR FLOATING RATE FUND, as Lender

                              By: /s/ David Foxhoven
                                  ----------------------------------------------
                                  Name:  David Foxhoven
                                  Title: A.V.P.

                              PINEHURST TRADING, INC., as Lender

                              By: /s/ Ann E. Morris
                                  ----------------------------------------------
                                  Name:  Ann E. Morris
                                  Title: Assistant Vice President

                              RIVIERA FUNDING LLC, as Lender

                              By: /s/ Ann E. Morris
                                  ----------------------------------------------
                                  Name:  Ann E. Morris
                                  Title: Assistant Vice President

                              SANKATY HIGH YIELD PARTNERS II, L.P.

                              By: /s/ Diane J. Exter
                                  ----------------------------------------------
                                  Name:  Diane J. Exter
                                  Title: Managing Director
                                         Portfolio Manager

                              SANKATY HIGH YIELD PARTNERS III, L.P.

                              By: /s/ Diane J. Exter
                                  ----------------------------------------------
                                  Name:  Diane J. Exter
                                  Title: Managing Director
                                         Portfolio Manager

                              SCOTIABANC INC., as Lender

                              By: /s/ D.C. Maloney
                                  ----------------------------------------------
                                  Name:  D.C. Maloney
                                  Title: Director

                              SENECA CBO II, LP

                              By: /s/ Charles B. Dicke
                                  ----------------------------------------------
                                  Name:  Charles B. Dicke
                                  Title: Partner

                              SEQUILS IV, LTD

                              By:  TCW Advisors, Inc., as its Collateral
                                   Manager

                              By: /s/ Mark L. Gold
                                  ----------------------------------------------
                                  Name:  Mark L. Gold
                                  Title: Managing Director

                              By: /s/ Jonathan I. Berg
                                  ----------------------------------------------
                                  Name:  Jonathan I. Berg
                                  Title: Assistant Vice President

                              SEQUILS - CUMBERLAND V, LTD.
                              AMERICAN EXPRESS ASSET MANAGEMENT GROUP INC.,
                                as Collateral Manager

                              By: /s/ Michael M. Leyland
                                  ----------------------------------------------
                                  Name:  Michael M. Leyland
                                  Title: Managing Director

                              SEQUILS-CUMBERLAND I, LTD., as a Lender

                              By:  Deerfield Capital Management LLC,
                                   as its Collateral Manager

                              By: /s/ Dale R. Burrow
                                  ----------------------------------------------
                                  Name:  Dale R. Burrow
                                  Title: Senior Vice President

                              SRF TRADING, INC., as Lender

                              By: /s/ Ann E. Morris
                                  ----------------------------------------------
                                  Name:  Ann E. Morris
                                  Title: Assistant Vice President

                              STANFIELD ARBITRAGE CDO, LTD.

                              By:  Stanfield Capital Partners LLC,
                                   as its Collateral Manager

                              By: /s/ Christopher A. Bondy
                                  ----------------------------------------------
                                  Name:  Christopher A. Bondy
                                  Title: Partner

                              STANFIELD CLO, LTD.

                              By:  Stanfield Capital Partners LLC,
                                   as its Collateral Manager

                              By: /s/ Christopher A. Bondy
                                  ----------------------------------------------
                                  Name:  Christopher A. Bondy
                                  Title: Partner

                              STANFIELD/RMF TRANSATLANTIC CDO LTD.

                              By:  Stanfield Capital Partners LLC,
                                   as its Collateral Manager

                              By: /s/ Christopher A. Bondy
                                  ----------------------------------------------
                                  Name:  Christopher A. Bondy
                                  Title: Partner

                              STEIN ROE & FARNHAM CLO, LTD.

                              By:  Stein Roe & Farnham Incorporated,
                                   As Portfolio Manager

                              By: /s/ James R. Fellows
                                  ----------------------------------------------
                                  Name:  James R. Fellows
                                  Title: Sr. Vice President & Portfolio
                                         Manager

                              STEIN ROE FLOATING RATE LIMITED LIABILITY CO., as
                                 Lender

                              By: /s/ James R. Fellows
                                  ----------------------------------------------
                                  Name:  James R. Fellows
                                  Title: Senior Vice President
                                         Stein Roe & Farnham Incorporated,
                                         as Advisor to the Stein Roe Floating
                                         Rate Limited Liability Company

                              THE SUMITOMO TRUST AND BANKING CO., LTD., New York
                                 Branch, as Lender

                              By: /s/ Stephen A. Stratico
                                  ----------------------------------------------
                                  Name:  Stephen A. Stratico
                                  Title: Vice President

                              SUNTRUST BANK

                              By: /s/ Mark D. Mattson
                                  ----------------------------------------------
                                  Name:  Mark D. Mattson
                                  Title: Director

                              TCW SELECT LOAN FUND, LIMITED

                              By:  TCW Advisors, Inc., as its Collateral
                                   Manager

                              By: /s/ Mark L. Gold
                                  ----------------------------------------------
                                  Name:  Mark L. Gold
                                  Title: Managing Director

                              By: /s/ Jonathan I. Berg
                                  ----------------------------------------------
                                  Name:  Jonathan I. Berg
                                  Title: Assistant Vice President

                              TEXTRON FINANCIAL CORPORATION,
                              as Lender

                              By: /s/ Stuart Schulman
                                  ----------------------------------------------
                                  Name:  Stuart Schulman
                                  Title: Managing Director

                              TORONTO DOMINION (NEW YORK), INC., as Lender

                              By: /s/ Susan K. Strong
                                  ----------------------------------------------
                                  Name:  Susan K. Strong
                                  Title: Vice President

                              TRITON CBO III, LIMITED

                              By:  INVESCO Senior Secured Management,
                                   Inc., As Investment Advisor

                              By: /s/ Thomas H.B. Ewald
                                  ----------------------------------------------
                                  Name:  Thomas H.B. Ewald
                                  Title: Authorized Signatory

                              UBS AG, STAMFORD BRANCH, as Lender

                              By: /s/ Wilfred V. Saint
                                  ----------------------------------------------
                                  Name:  Wilfred V. Saint
                                  Title: Associate Director
                                         Banking Products Services, US

                              By: /s/ Lynne B. Alfarone
                                  ----------------------------------------------
                                  Name:  Lynne B. Alfarone
                                  Title: Associate Director
                                         Banking Products Services, US

                              VAN KAMPEN CLO I, LIMITED

                              By:  Van Kampen Management Inc.,
                                   as Collateral Manager

                              By: /s/ Darvin D. Pierce
                                  ----------------------------------------------
                                  Name:  Darvin D. Pierce
                                  Title: Principal

                              VAN KAMPEN CLO II, LIMITED

                              By:  Van Kampen Management Inc.,
                                   as Collateral Manager

                              By: /s/ Darvin D. Pierce
                                  ----------------------------------------------
                                  Name:  Darvin D. Pierce
                                  Title: Principal

                              VAN KAMPEN PRIME RATE INCOME TRUST

                              By:  Van Kampen Investment Advisory Corp.,
                                   as Lender

                              By: /s/ Darvin D. Pierce
                                  ----------------------------------------------
                                  Name:  Darvin D. Pierce
                                  Title: Principal

                              VAN KAMPEN SENIOR FLOATING RATE FUND

                              By:  Van Kampen Investment Advisory Corp.,
                                   as Lender

                              By: /s/ Darvin D. Pierce
                                  ----------------------------------------------
                                  Name:  Darvin D. Pierce
                                  Title: Principal

                              VAN KAMPEN SENIOR INCOME TRUST

                              By:  Van Kampen Investment Advisory Corp.,
                                   as Lender

                              By: /s/ Darvin D. Pierce
                                  ----------------------------------------------
                                  Name:  Darvin D. Pierce
                                  Title: Principal

                              WINDSOR LOAN FUNDING, LIMITED

                              By:  Stanfield Capital Partners LLC,
                                   as its Investment Manager

                              By:   /s/ Christopher A. Bondy
                                  ----------------------------------------------
                                  Name:  Christopher A. Bondy
                                  Title: Partner

                              WINGED FOOT FUNDING TRUST

                              By: /s/ Ann E. Morris
                                  ----------------------------------------------
                                  Name:  Ann E. Morris
                                  Title: Authorized Agent